[ING LOGO]

                                                            EXHIBIT 99.(h)(2)(i)

April 28, 2006

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

      Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING Disciplined Small Cap Value Portfolio and ING FMRSM Equity Income Portfolio, two newly established series of ING Investors Trust (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement. This AMENDED AND RESTATED EXHIBIT A supersedes the previous AMENDED AND RESTATED EXHIBIT A dated January 19, 2006.

      The AMENDED AND RESTATED EXHIBIT A has also been updated to reflect name changes for ING JPMorgan Fleming International Portfolio to ING JPMorgan International Portfolio, ING American Century Small Cap Value Portfolio to ING American Century Small-Mid Cap Value Portfolio, ING Goldman Sachs(R) Core Equity Portfolio to ING Goldman Sachs(R) Structured Equity Portfolio, ING Salomon Brothers Aggressive Growth Portfolio to ING Legg Mason Partners Aggressive Growth Portfolio, ING Salomon Brothers All Cap Portfolio to ING Legg Mason All Cap Portfolio, and ING Salomon Brothers Large Cap Growth Portfolio to ING Legg Mason Large Cap Growth Portfolio.

      Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds by signing below.

                                                Very sincerely,

                                                /s/ Todd Modic
                                                --------------
                                                Todd Modic
                                                Senior Vice President
                                                ING Investors Trust

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By: /s/ Nick Horvath
-------------------------
Name: Nick Horvath
Title: Director of Mutual Fund Operations, Duly Authorized

7337 E. Doubletree Ranch Rd.    Tel: 480-477-3000    ING Investors Trust
Scottsdale, AZ 85258-2034       Fax: 480-477-2700
                                www.ingfunds.com

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                          TYPE OF                       STATE OF                    TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION                   ORGANIZATION                  I.D. NO.
------------------                                     ------------                   ------------                 ----------
ING CORPORATE LEADERS TRUST FUND                       Trust                          New York                      13-6061925

ING EQUITY TRUST                                       Business Trust                 Massachusetts                 N/A
    ING Convertible Fund                                                                                            33-0552461
    ING Disciplined LargeCap Fund                                                                                   06-1533751
    ING Financial Services Fund                                                                                     95-4020286
    ING Fundamental Research Fund                                                                                   20-3735519
    ING LargeCap Growth Fund                                                                                        33-0733557
    ING LargeCap Value Fund                                                                                         20-0437128
    ING MidCap Opportunities Fund                                                                                   06-1522344
    ING MidCap Value Choice Fund                                                                                    20-2024800
    ING MidCap Value Fund                                                                                           86-1048451
    ING Opportunistic LargeCap Fund                                                                                 20-3736397
    ING Principal Protection Fund                                                                                   86-1033467
    ING Principal Protection Fund II                                                                                86-1039030
    ING Principal Protection Fund III                                                                               86-1049217
    ING Principal Protection Fund IV                                                                                82-0540557
    ING Principal Protection Fund V                                                                                 27-0019774
    ING Principal Protection Fund VI                                                                                48-1284684
    ING Principal Protection Fund VII                                                                               72-1553495
    ING Principal Protection Fund VIII                                                                              47-0919259
    ING Principal Protection Fund IX                                                                                20-0453800
    ING Principal Protection Fund X                                                                                 20-0584080
    ING Principal Protection Fund XI                                                                                20-0639761
    ING Principal Protection Fund XII                                                                               20-1420367
    ING Principal Protection Fund XIII                                                                              20-1420401
    ING Principal Protection Fund XIV                                                                               20-1420432
    ING Real Estate Fund                                                                                            43-1969240
    ING SmallCap Opportunities Fund                                                                                 04-2886856
    ING SmallCap Value Choice Fund                                                                                  20-2024826
    ING SmallCap Value Fund                                                                                         86-1048453

                                                         TYPE OF                        STATE OF                    TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION                   ORGANIZATION                  I.D. NO.
------------------                                     ------------                   ------------                 ----------
ING FUNDS TRUST                                        Statutory Trust                Delaware                         N/A
    ING Classic Money Market Fund                                                                                  23-2978935
    ING GNMA Income Fund                                                                                           22-2013958
    ING High Yield Bond Fund                                                                                       23-2978938
    ING Institutional Prime Money Market Fund                                                                      20-2990793
    ING Intermediate Bond Fund                                                                                     52-2125227
    ING National Tax-Exempt Bond Fund                                                                              23-2978941

ING INVESTMENT FUNDS, INC.                             Corporation                    Maryland                         N/A
    ING MagnaCap Fund                                                                                              22-1891924

ING INVESTORS TRUST                                    Business Trust                 Massachusetts                    N/A
    ING AllianceBernstein Mid Cap Growth Portfolio                                                                 51-0380290
    ING American Funds Growth Portfolio                                                                            55-0839555
    ING American Funds Growth-Income Portfolio                                                                     55-0839542
    ING American Funds International Portfolio                                                                     55-0839952
    ING Capital Guardian Small/Mid Cap Portfolio                                                                   13-3869101
    ING Capital Guardian U.S. Equities Portfolio                                                                   23-3027332
    ING Disciplined Small Cap Value Portfolio                                                                      20-4411788
    ING Eagle Asset Capital Appreciation Portfolio                                                                 13-3793993
    ING EquitiesPlus Portfolio                                                                                     20-3606554
    ING Evergreen Health Sciences Portfolio                                                                        20-0573913
    ING Evergreen Omega Portfolio                                                                                  20-0573935
    ING FMR(SM) Diversified Mid Cap Portfolio                                                                      25-6725709
    ING FMR(SM) Earnings Growth Portfolio                                                                          20-1794099
    ING FMR(SM) Equity Income Portfolio                                                                                TBD
    ING FMR(SM) Small Cap Equity Portfolio                                                                         20-3606533
    ING Franklin Income Portfolio                                                                                  20-4411383
    ING Global Real Estate Portfolio                                                                               20-3602480
    ING Global Resources Portfolio                                                                                 95-6895627
    ING Goldman Sachs Tollkeeper(SM) Portfolio                                                                     23-3074142
    ING International Portfolio                                                                                    23-3074140
    ING Janus Contrarian Portfolio                                                                                 23-3054937
    ING JPMorgan Emerging Markets Equity Portfolio                                                                 52-2059121
    ING JPMorgan Small Cap Equity Portfolio                                                                        02-0558352
    ING JPMorgan Value Opportunities Portfolio                                                                     20-1794128
    ING Julius Baer Foreign Portfolio                                                                              02-0558388
    ING Legg Mason Partners All Cap Portfolio                                                                      23-0326348
    ING Legg Mason Value Portfolio                                                                                 23-3054962
    ING LifeStyle Aggressive Growth Portfolio                                                                      20-0573999
    ING LifeStyle Growth Portfolio                                                                                 20-0573986
    ING LifeStyle Moderate Growth Portfolio                                                                        20-0573968
    ING LifeStyle Moderate Portfolio                                                                               20-0573946

                                                         TYPE OF                        STATE OF                    TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION                   ORGANIZATION                  I.D. NO.
------------------                                     ------------                   ------------                 ----------
ING INVESTORS TRUST (CONT.)
    ING Limited Maturity Bond Portfolio                                                                            95-6895624
    ING Liquid Assets Portfolio                                                                                    95-6891032
    ING Lord Abbett Affiliated Portfolio                                                                           23-3027331
    ING MarketPro Portfolio                                                                                        20-2990523
    ING MarketStyle Growth Portfolio                                                                               20-2990561
    ING MarketStyle Moderate Growth Portfolio                                                                      20-2990595
    ING MarketStyle Moderate Portfolio                                                                             20-2990628
    ING Marsico Growth Portfolio                                                                                   51-0380299
    ING Marsico International Opportunities Portfolio                                                              20-1794156
    ING Mercury Large Cap Value Portfolio                                                                          02-0558367
    ING Mercury Large Cap Growth Portfolio                                                                         02-0558346
    ING MFS Mid Cap Growth Portfolio                                                                               51-0380288
    ING MFS Total Return Portfolio                                                                                 51-0380289
    ING MFS Utilities Portfolio                                                                                    20-2455961
    ING Oppenheimer Main Street Portfolio(R)                                                                       51-0380300
    ING PIMCO Core Bond Portfolio                                                                                  51-0380301
    ING PIMCO High Yield Portfolio                                                                                 02-0558398
    ING Pioneer Fund Portfolio                                                                                     20-1487161
    ING Pioneer Mid Cap Value Portfolio                                                                            20-1487187
    ING Stock Index Portfolio                                                                                      55-0839540
    ING T. Rowe Price Capital Appreciation Portfolio                                                               95-6895626
    ING T. Rowe Price Equity Income Portfolio                                                                      95-6895630
    ING Templeton Global Growth Portfolio                                                                          51-0377646
    ING UBS U.S. Allocation Portfolio                                                                              23-3054961
    ING Van Kampen Equity Growth Portfolio                                                                         02-0558376
    ING Van Kampen Global Franchise Portfolio                                                                      02-0558382
    ING Van Kampen Growth and Income Portfolio                                                                     13-3729210
    ING Van Kampen Real Estate Portfolio                                                                           95-6895628
    ING VP Index Plus International Equity Portfolio                                                               20-2990679
    ING Wells Fargo Mid Cap Disciplined Portfolio                                                                  13-6990661
    ING Wells Fargo Small Cap Disciplined Portfolio                                                                20-3602389

ING MAYFLOWER TRUST                                    Business Trust                 Massachusetts                    N/A
    ING International Value Fund                                                                                   06-1472910

ING MUTUAL FUNDS                                       Statutory Trust                Delaware                         N/A
    ING Diversified International Fund                                                                             20-3616995
    ING Emerging Countries Fund                                                                                    33-0635177
    ING Emerging Markets Fixed Income Fund                                                                         20-3617319
    ING Foreign Fund                                                                                               72-1563685
    ING Global Equity Dividend Fund                                                                                55-0839557
    ING Global Real Estate Fund                                                                                    86-1028620
    ING Global Value Choice Fund                                                                                   33-0552475

                                                         TYPE OF                        STATE OF                    TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION                   ORGANIZATION                  I.D. NO.
------------------                                     ------------                   ------------                 ----------
ING MUTUAL FUNDS (CONT.)
    ING Greater China Fund                                                                                         20-3617281
    ING Index Plus International Equity Fund                                                                       20-3617246
    ING International Capital Appreciation Fund                                                                    20-3617270
    ING International Fund                                                                                         22-3278095
    ING International Real Estate Fund                                                                             20-3616901
    ING International SmallCap Fund                                                                                33-0591838
    ING International Value Choice Fund                                                                            20-2024764
    ING Precious Metals Fund                                                                                       13-2855309
    ING Russia Fund                                                                                                22-3430284

 ING PARTNERS, INC.                                    Corporation                    Maryland                         N/A
   ING American Century Large Company Value Portfolio                                                              52-2354157
   ING American Century Select Portfolio                                                                           52-2354143
   ING American Century Small-Mid Cap Value Portfolio                                                              45-0467862
   ING Baron Asset Portfolio                                                                                       20-3606461
   ING Baron Small Cap Growth Portfolio                                                                            75-3023525
   ING Columbia Small Cap Value II Portfolio                                                                       20-3606562
   ING Davis Venture Value Portfolio                                                                               52-2354160
   ING Fidelity(R) VIP Contrafund(R) Portfolio                                                                     20-1351800
   ING Fidelity(R) VIP Equity Income Portfolio                                                                     20-1352142
   ING Fidelity(R) VIP Growth Portfolio                                                                            20-1352125
   ING Fidelity(R) VIP Mid Cap Portfolio                                                                           20-1352148
   ING Fundamental Research Portfolio                                                                              52-2354152
   ING Goldman Sachs(R) Capital Growth Portfolio                                                                   52-2354149
   ING Goldman Sachs(R) Structured Equity Portfolio                                                                51-0457737
   ING JPMorgan Fleming International Portfolio                                                                    06-1496079
   ING JPMorgan Mid Cap Value Portfolio                                                                            75-3023510
   ING Legg Mason Partners Aggressive Growth Portfolio                                                             06-1496052
   ING Legg Mason Partners Large Cap Growth Portfolio                                                              51-0457738
   ING Lord Abbett U.S. Government Securities Portfolio                                                            20-3606442
   ING MFS Capital Opportunities Portfolio                                                                         06-1496058
   ING Neuberger Berman Partners Portfolio                                                                         20-3606413
   ING Neuberger Berman Regency Portfolio                                                                          20-3606426
   ING OpCap Balanced Value Portfolio                                                                              52-2354147
   ING Oppenheimer Global Portfolio                                                                                75-3023503
   ING Oppenheimer Strategic Income Portfolio                                                                      20-1544721

                                                         TYPE OF                        STATE OF                    TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION                   ORGANIZATION                  I.D. NO.
------------------                                     ------------                   ------------                 ----------
ING PARTNERS, INC. (CONT.)
   ING PIMCO Total Return Portfolio                                                                                75-3023517
   ING Pioneer High Yield Portfolio                                                                                20-3606502
   ING Solution 2015 Portfolio                                                                                     20-2456044
   ING Solution 2025 Portfolio                                                                                     47-0951928
   ING Solution 2035 Portfolio                                                                                     20-2456104
   ING Solution 2045 Portfolio                                                                                     20-2456138
   ING Solution Income Portfolio                                                                                   20-2456008
   ING T. Rowe Price Diversified Mid Cap Growth
   Portfolio                                                                                                       52-2354156
   ING T. Rowe Price Growth Equity Portfolio                                                                       06-1496081
   ING Templeton Foreign Equity Portfolio                                                                          20-3606522
   ING UBS U.S. Large Cap Equity Portfolio                                                                         06-1496055
   ING UBS U.S. Small Cap Growth Portfolio                                                                         20-3736472
   ING Van Kampen Comstock Portfolio                                                                               75-3023521
   ING Van Kampen Equity and Income Portfolio                                                                      52-2354153

ING PRIME RATE TRUST                                  Business Trust                 Massachusetts                 95-6874587

ING SENIOR INCOME FUND                                Statutory Trust                Delaware                      86-1011668

ING VARIABLE INSURANCE TRUST                          Statutory Trust                Delaware                          N/A
    ING GET U.S. Core Portfolio - Series 1                                                                         43-2007006
    ING GET U.S. Core Portfolio - Series 2                                                                         41-2107140
    ING GET U.S. Core Portfolio - Series 3                                                                         32-0090501
    ING GET U.S. Core Portfolio - Series 4                                                                         32-0090502
    ING GET U.S. Core Portfolio - Series 5                                                                         32-0090504
    ING GET U.S. Core Portfolio - Series 6                                                                         32-0090505
    ING GET U.S. Core Portfolio - Series 7                                                                         83-0403223
    ING GET U.S. Core Portfolio - Series 8                                                                         20-1420513
    ING GET U.S. Core Portfolio - Series 9                                                                         20-1420578
    ING GET U.S. Core Portfolio - Series 10                                                                        20-2936139
    ING GET U.S. Core Portfolio - Series 11                                                                        20-2936166
    ING GET U.S. Core Portfolio - Series 12                                                                        20-2936189
    ING GET U.S. Core Portfolio - Series 13                                                                            TBD
    ING GET U.S. Core Portfolio - Series 14                                                                            TBD
    ING VP Global Equity Dividend Portfolio                                                                        25-6705433

ING VARIABLE PRODUCTS TRUST                            Business Trust                 Massachusetts                    N/A
    ING VP Convertible Portfolio                                                                                   86-1028318
    ING VP Financial Services Portfolio                                                                            86-1028316
    ING VP High Yield Bond Portfolio                                                                               06-6396995
    ING VP International Value Portfolio                                                                           06-6453493

                                                         TYPE OF                        STATE OF                    TAXPAYER
TAXPAYER/FUND NAME                                     ORGANIZATION                   ORGANIZATION                  I.D. NO.
------------------                                     ------------                   ------------                 ----------
ING VARIABLE PRODUCTS TRUST (CONT.)
    ING VP LargeCap Growth Portfolio                                                                               86-1028309
    ING VP MidCap Opportunities Portfolio                                                                          06-6493760
    ING VP Real Estate Portfolio                                                                                   20-0453833
    ING VP SmallCap Opportunities Portfolio                                                                        06-6397002

ING VP NATURAL RESOURCES TRUST                         Business Trust                 Massachusetts                22-2932678

USLICO SERIES FUND                                     Business Trust                 Massachusetts                     N/A
    The Asset Allocation Portfolio                                                                                 54-1499147
    The Bond Portfolio                                                                                             54-1499901
    The Money Market Portfolio                                                                                     54-1499149
    The Stock Portfolio                                                                                            54-1499398